UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) May 22, 2008

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive
New Hope, Minnesota	55428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 763-504-3000

_______________________________________________________
(Former name or former address, if changed since last report)

Item 7.01

Other Events and Regulation FD Disclosure.

On May 16, 2008, the Company released the attached press release related to its signing of a letter of intent with DirecTECH Holding Company, Inc. for the acquisition of 51% of DirecTECH Southwest, Inc.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008	Multiband Corporation

	By:	James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

99	Press Release